NEW PERSPECTIVE FUND
ANNUAL REPORT
for the year ended September 30
1995
[The American Funds Group(R)]

New Perspective Fund(R) seeks long-term growth of capital through investments all over the world, including the United States.

About our cover: The world, as depicted by a 17th-century Dutch cartographer. Library of Congress Collection.

RESULTS AT A GLANCE

FISCAL 1995

for the year ended

September 30, 1995          Change in value with   Change in value

                            income reinvested   excluding income

New Perspective Fund        +18.6%           +16.4%



Morgan Stanley Capital

International Indexes:

World Index                 +15.0%           +12.5%

U.S. Index                  +30.8%           +27.4%



Lifetime of the Fund

from March 13, 1973                                         Average annual compound

through September 30, 1995   Change in value with   Change in value    return with

                            income reinvested   excluding income   income reinvested

New Perspective Fund        +2,119.3%        +1,059.8%      +14.7%



Morgan Stanley Capital

International Indexes:

World Index                 +1,051.0%        +425.3%        +11.4%

U.S. Index                  +1,072.3%        +365.1%        +11.5%


FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGAIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

New Perspective Fund enjoyed a rewarding year in fiscal 1995. The value of your holdings increased 18.6% during the year ended September 30 if, like most shareholders, you reinvested the dividend payments totaling 24 cents a share -- one of 16 cents a share in December 1994 and another of 8 cents a share in June 1995 -- as well as the capital gain distribution of 84 cents a share paid last December.

By comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which measures 22 major markets including the U.S., rose 15.0% with dividends reinvested. The average global stock fund gained 9.4% on a reinvested basis during the same period, according to Lipper Analytical Services, a firm which tracks mutual fund results.

HOLDINGS IN COUNTRIES WITH STRONG RESULTS

Although New Perspective Fund invests company by company -- not country by country -- this year's results were boosted by concentrations in stock markets that did well. The fund's greatest area of concentration, the United States, had the third-best return of the world's major equity markets. It rose 27.4% as measured by the MSCI U.S. Index.* The fund's next three areas of concentration -- the United Kingdom, Sweden and the Netherlands -- had gains of 15.1%, 42.9% and 21.9%, respectively.

On balance, the fund benefited from strength in European currencies against the U.S. dollar. Elsewhere in the world, fluctuations in currency values had a relatively minor effect on returns. (For more on the effects of currency fluctuations on the fund's portfolio, please see the feature beginning on page 8.)

The fund had a relatively small position in Japan, with only 3.2% of its assets invested there. (Since Japan represents nearly one-quarter of the world's stock market capitalization, a portfolio structured to reflect the size of each country's stock market would have about one-quarter of its assets in Japanese securities.) This was advantageous because the Japanese market declined 6.1% as government officials, businessmen and financial institutions continued to wrestle with a stubborn recession and a burgeoning banking crisis.
* Investment results for individual countries are in U.S. dollars and exclude dividends.

As you may recall, the Japanese market rose to unprecedented heights in the late 1980s, but over the past six years in local currency it has declined more than 45% -- to a level last seen in 1986. Throughout this long decline, New Perspective has limited its exposure to Japanese investments because of our ongoing concern about stock valuations, both on an absolute basis and relative to opportunities elsewhere in the world. More recently, as the dollar has shown signs of strengthening against the yen, we have added selectively to our Japanese holdings.

NEW PERSPECTIVE VERSUS THE MAJOR WORLD MARKET INDEXES
(excluding dividends)

                               Latest Fiscal Year                  Lifetime of the Fund

World's Major Stock Markets/1/   (10/1/94-9/30/95)                   (3/13/73-9/30/95)

(listed in order of size of market    Local     Adjusted to    Local     Adjusted to

capitalization as of 9/30/95)    currency    U.S. $/2/      currency   U.S. $/2/

United States

NYSE Composite Index                     22.6%                    410.9%

MSCI U.S. Index                          27.4%                    365.1%

Japan                          -6.4%   -6.1%    299.9%    950.1%

United Kingdom                 14.7%     15.1%          814.3%    485.9%

Germany                        7.0%      16.7%          241.4%    572.6%

France                         -2.2%   5.4%           409.7%    364.8%

Switzerland                    17.3%     31.4%          245.4%    874.6%

Canada                         6.5%      6.0%           238.5%    151.1%

Netherlands                    11.7%     21.9%          405.7%    801.4%

Hong Kong                      -2.2%   -2.3%    477.4%    280.6%

Australia                      5.6%      7.7%           495.5%    217.8%

Italy                          -5.9%   -8.9%          642.2%    160.2%

Sweden                         32.3%     42.9%          2,165.1%   1,341.7%

Spain                          4.8%      9.4%           67.0%     -22.4%

Singapore                      -8.3%   -4.3%    147.5%    335.4%

Belgium                        7.1%      17.0%          237.6%    341.5%

MSCI World Index/3/                      12.5%                    425.3%

New Perspective Fund/4/                  16.4%                    1,059.8%


/1/ United States markets represented by both the New York Stock Exchange Composite Index and the U.S. component of MSCI World Index; all other markets computed by Capital International Perspective S.A. and included in MSCI World Index. All indexes are unmanaged.

/2/ Figures adjusted to reflect foreign exchange fluctuations relative to the U.S. dollar.

/3/ Includes the major stock markets throughout the world, weighted by size and adjusted to reflect foreign exchange fluctuation relative to the U.S. dollar. U.S. companies currently represent approximately 40% of the total index.

/4/ Change in net asset value per share after deducting undistributed net income at the beginning and end of periods.

[PULL QUOTE]
The fund had a relatively small position in Japan, with only 3.2% of its assets invested there.
[END PULL QUOTE]

WHERE NPF'S ASSETS WERE INVESTED

                               9/30/95        9/30/94

Asia/Pacific Rim               11.0%          12.6%

   Australia                   4.3            4.3

   Hong Kong                   1.7            2.4

   Japan                       3.2            3.6

   New Zealand                 1.4            1.7

   Singapore                   .4             .6



Europe                         32.4%          34.2%

   Belgium                     .4             .5

   Denmark                     .6             .1

   Finland                     1.9            1.0

   France                      4.3            4.8

   Germany                     3.6            6.6

   Italy                       .5             .7

   Netherlands                 4.8            5.2

   Norway                      .3             --

   Spain                       1.2            .7

   Sweden                      5.7            4.3

   Switzerland                 2.5            3.1

   United Kingdom              6.6            7.2



North America                  36.6%          30.7%

   Canada                      4.0            3.0

   Mexico                      1.1            2.8

   United States               31.5           24.9



Other stocks                   3.3%           2.5%



Cash and equivalents           16.7%          20.0%

                               100.0%         100.0%


TECHNOLOGY STOCKS GAIN

Industry concentrations in New Perspective, like country concentrations, are a result of judgments on the outlook for individual companies. Nonetheless, some industries are always stronger than others and this year the fund's large technology holdings were an area of particular strength. In fact, five of our 10 holdings which appreciated the most in price over the past year were computer- related firms: Micron Technology, Cisco Systems, Intel, Seagate Technology and Adobe Systems. The earnings of each of these companies benefited from strong worldwide consumer and business demand for technological advances that streamline operations, enhance access to information and increase productivity. All five, incidentally, are U.S.-based.

New Perspective Fund's 10 largest stock holdings at fiscal year-end and their investment results over the 12-month period are shown below. Again this year, the fund benefited from strong showings by its largest holdings: All appreciated and most recorded significant gains.

The largest position is actually two companies, one Swedish and the other Swiss, which together own as their sole operating entity ABB Asea Brown Boveri Ltd, a power-generating and engineering business. As such, it seems appropriate to combine them. The second largest is Astra, the Swedish pharmaceutical manufacturer. The biggest gainer among the top 10 this year, as it was the year before, was Nokia, a diversified Finnish company that has become one of the world's foremost makers of cellular telephones.

A LONG-TERM APPROACH

 Our 10 largest holdings illustrate another aspect of NPF's approach to global investing, namely, a long-term focus. The fund has held seven of these stocks for more than five years and three of them for more than 10 years. You will find brief descriptions of each of the portfolio holdings, large and small, beginning on page 15.

NEW PERSPECTIVE'S 10 LARGEST STOCK HOLDINGS AT FISCAL
YEAR-END

Listed in order of percent of NPF's net assets                      % price change

                                                     for 12 months

Company                           Country            ended 9/30/95

1. ASEA*                          Sweden             +41.0%

BBC Brown Boveri*                 Switzerland        +34.5

2. Astra                          Sweden             +49.4

3. Mannesmann                     Germany            +30.7

4. News Corp.                     Australia          +22.0

5. Philip Morris                  U.S.               +36.6

6. Nokia                          Finland            +140.6

7. Caterpillar                    U.S.               +5.1

8. Turner Broadcasting System     U.S.               +37.5

9. Telefonaktiebolaget LM Ericsson   Sweden             +84.7

10. Telecom Corp. of New Zealand   New Zealand        +22.9


* These two companies each own 50% of the same corporation, so it seems appropriate to combine them as a single position.

[PULL QUOTE]
Again this year, New Perspective benefited from strong showings by its largest holdings.
[END PULL QUOTE]

All in all, of the 197 stocks owned throughout the fiscal year, 150 rose in price, 46 declined and one was unchanged. The broad strength throughout the portfolio was helped by careful stock selection on the part of our investment adviser, Capital Research and Management Company. That is reflected by the fact that the fund managed to outpace the MSCI World Index and most other global funds in fiscal 1995 while maintaining a sizable cash reserve. This reserve, which amounted to about 17% of net assets on September 30, should cushion any market decline and enable the fund to take advantage of new buying opportunities as they emerge.

Stock selection has also played an important role over longer, more meaningful time periods. As you can see from the table on page 2, over the fund's lifetime New Perspective has outpaced all of the world's major stock markets except for Sweden. And it has far outpaced the U.S. market and the world's major markets as measured by the MSCI World Index, both with dividends reinvested and with dividends in cash.

Shareholders should keep in mind that the fund's gains by no means came in a straight-line fashion. There have been numerous times when the value of an investment in the fund declined, sometimes significantly. While periodic bouts of volatility are to be expected, we feel that the long-term case for global investing remains strong.

We will continue our efforts to make your experience in New Perspective a rewarding one.

Cordially,
Walter P. Stern           Gina H. Despres
Chairman of the Board     President

November 10, 1995

Here's how a $10,000 investment in the fund grew between March 13, 1973 -- when the fund was introduced -- and September 30, 1995, the end of the fund's latest fiscal year. Unlike figures presented earlier in the report, the fund's results in this chart reflect payment of the maximum sales charge of 5.75%, so the net amount invested was $9,425 versus $10,000 in the indexes shown. The indexes are unmanaged and do not have sales charges, commissions or expenses. As you can see, the investment in New Perspective would have grown to $209,200 versus $115,102 in the Morgan Stanley Capital International (MSCI) World Index, which reflects results in 22 major markets, and $117,232 in the MSCI U.S. Index.

New Perspective's year-by-year results appear in the table under the chart. The table shows that NPF recorded positive results in 19 of these 23 periods, and the boxed figure at the bottom right of the table shows that over the entire 22-1/2 years the investment grew at an average compound rate of 14.4% a year. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions and want to know how your investment has done since September 30, 1985. At that time, according to the table, the value of the investment illustrated here was $45,578. Since then, it has more than quadrupled to $209,200. Thus, in that same period, the value of your investment -- regardless of size -- also has more than quadrupled.

HOW A $10,000 INVESTMENT HAS GROWN
$209,200 /1,2/
New Perspective Fund with dividends reinvested
$117,232
MSCI U.S. Index with dividends reinvested
$115,102
MSCI World Index with dividends reinvested
$10,000 /1/
original investment
Average annual compound return for 221/2 years 14.4% /1/
Average Annual Compound Returns*
(for periods ended September 30, 1995)

10 Years      +15.77%

5 Years       +14.80%

1 Year        +11.81%


* Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods.

/#/ For the period March 13, 1973 (commencement of operations) through September 30, 1973.

/1/ Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
  No adjustment has been made for income or capital gain taxes.

/2/ Includes reinvested dividends of $31,767 and reinvested capital gain distributions of $63,994.
   Past results are not predictive of future results.

NPF'S RETURN VERSUS OTHER GLOBAL EQUITY FUNDS
(with distributions reinvested for periods ended 9/30/95)

New Perspective Fund has done significantly better than most other similar mutual funds. Over its lifetime, the fund ranked second among the five global equity funds in existence over this 22-1/2-year span, according to Lipper Analytical Services. Here is how the fund ranks over other time periods:
- 10 years: 2nd out of 10 global equity funds (top 20%)
-  5 years: 5th out of 30 global equity funds (top 17%)
-  1 year: 11th out of 115 global equity funds (top 10%)
Lipper rankings are based on total return and do not reflect the effect of sales charges.

THE MULTIFACETED EFFECTS OF CURRENCY FLUCTUATIONS

Shareholders often ask how foreign currencies and changes in exchange rates affect an investment in New Perspective Fund. Understanding currency fluctuations can enhance your understanding of the fund -- and the long-term nature of your investment.

The effects of currency fluctuations can be quite complex. When it comes to describing those effects on global companies, there are few rules -- and exceptions to each one. One thing that can be said with some certainty, however, is that when a foreign currency strengthens against the U.S. dollar, stocks denominated in that currency become worth more to a U.S. investor. If you own a French stock and the franc gains 10% relative to the dollar, as a U.S. investor you have a 10% gain if that stock's price is unchanged. Of course, the opposite is true as well. When a foreign currency weakens against the U.S. dollar, stocks denominated in that currency lose value. Markets and currencies can go in the same direction or in opposite directions, with varying consequences for global investors.

At any given time, certain currencies may be strengthening against the dollar while others weaken. During NPF's latest fiscal year many of the world's major currencies appreciated against the dollar, in effect enhancing the returns for shareholders in the fund.

The direct and immediate impact of currency translation, however, is only the beginning of the story. There is also the impact that currency fluctuations can have on companies themselves -- and their prospects, both short- and long-term.

[PULL QUOTE]
Currency: The word by its very nature denotes the present. But when it comes to evaluating changes in currency exchange rates, it is important for shareholders in New Perspective Fund to maintain a long-term perspective. [END PULL QUOTE]

Many U.S. corporations in New Perspective's portfolio have, in recent years, benefited from strong foreign currencies (or, to put it another way, a weak U.S.
dollar). A weaker dollar made U.S. exports more competitive overseas, because it cost fewer French francs or German marks or Japanese yen to buy them. It also gave U.S. corporations a leg up at home because it made imported goods more expensive. And it enhanced the overseas earnings of U.S.-based multinational corporations when those earnings were translated back into U.S. dollars. Indeed, the combined effects of a weaker U.S. dollar are among the reasons the profits of many U.S. companies have lately been so strong.

The other side of the coin is that a stronger U.S. dollar would offer these same benefits to many non-U.S. companies. It would make their exports cheaper and hence more competitive in the United States and also give them a boost at home because imported U.S. goods would become more expensive. And it would enhance the U.S. earnings of non-U.S. multinationals once those earnings were converted back into their local currencies.

A weaker U.S. dollar has created a challenging environment for many foreign companies. This is reflected in their stock prices. Over the past five years, non-U.S. stocks as a group have lagged their U.S. counterparts. U.S. stocks, as measured by Standard & Poor's 500 Composite Index, gained 121%, including dividends, over this period. Non-U.S. stocks, measured in their local currencies, went up 46% including dividends, according to the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index, which follows equity prices in all major stock markets outside North America. In U.S. dollar terms, the EAFE Index gained 69%.

[CAPTION]
Currency markets and equity markets can go in the same direction or opposite directions. Over the past six years, the Japanese yen has risen in value against the U.S. dollar while the Japanese stock markets declined. While New Perspective has had relatively few investments in Japan, the rise in the yen has, for U.S. investors, helped offset the decline in Japanese stock prices. [END CAPTION]

This means that over this five-year period about a third of the return for U.S. investors has come from currency gains. Without the drag on many foreign firms' business operations created by a weaker U.S. dollar, the stocks of quite a few of these companies probably would have gone up more.

Over New Perspective's 22-1/2-year lifetime, currency changes have played a less prominent role. Indeed, the vast majority of the fund's gain has come from rising stock prices, not currencies. There have, of course, been periods when the U.S. dollar was strong, and periods when it was weak. But many of the effects of currency fluctuations, when viewed in terms of their overall impact on a portfolio of world-class companies, have had a tendency to cancel each other out over time. Still, this is not to say that currency fluctuations can't have a significant impact -- either positive or negative -- on investment results over the long term as well as the short term. They can. The table on page 2 of this report shows a country-by-country breakdown of the investment results for 14 major non-U.S. markets, both in their local currency and adjusted to U.S. dollars. Over NPF's lifetime, gains in some markets, such as Germany or Japan, are helped when they are adjusted to the U.S. dollar; in other markets, such as Italy and Australia, they're hurt. In the interim, those currencies fluctuated widely. Interestingly, over the full 22-1/2-year period, the average gain for all 14 markets together, treating each equally, works out to 492% in local currency -- and 490% in U.S. dollars (those returns exclude dividends). New Perspective Fund's gain, meanwhile, was +1,060% excluding dividends. Including dividends, it was +2,119%.

In selecting investments for NPF, the fund's adviser, Capital Research and Management Company, searches for stocks of well-managed companies with growing earnings at reasonable prices.

[SIDE BAR]
Currency fluctuations affect the flow of goods and services around the world. In recent years, a weaker U.S. dollar has made U.S. exports more competitive in many markets overseas because it made it cheaper for consumers there to buy them. And it has enhanced the overseas earnings of U.S. multinationals once those earnings are translated back into U.S. dollars. That is one of the reasons the profits of many U.S. companies have been so strong.
[END SIDE BAR]

Capital Research and Management Company goes to great lengths to determine the difference between the underlying value of a security and its price in the marketplace. It takes a long, hard look at each potential investment from many angles -- its management, its financial strength, its resources and products and services. Before deciding to purchase or sell a security, it also takes into account current exchange rates and the likely effects of currency changes on that company's profitability and prospects. This involves a close examination of the geographic mix of its revenues and costs, the currency mix of its assets and liabilities, and many other factors. This is one of the main reasons that successful global investing requires in-depth research.

A strong currency can create short-term pain for a business while at the same time laying the groundwork for long-term gains. Strong currencies often have a way of forcing companies to become more productive in order to compete in world markets. Again, many U.S. corporations are a case in point. A strong dollar in the first half of the 1980s compelled many U.S. manufacturers to produce goods more efficiently in order to compete. To be sure, the stronger dollar created dislocations and difficulties for many U.S. companies and their employees. But it led to a virtual renaissance in U.S. manufacturing -- to the point where U.S. companies today are among the most productive in the world. Moreover, once the dollar came back down, as it did in the second half of the 1980s, many U.S. companies reaped further gains.

[SIDE BAR]
The other side of the coin is that a stronger U.S. dollar would make the products of many non-U.S. companies cheaper and hence more competitive in the United States. It would also give them a leg up at home because imported U.S. goods would be more expensive.
[END SIDE BAR]

A strong currency can also help a company expand abroad. While a strong yen or mark can make the products and services of companies in Japan and Germany less competitive in world markets, it can also make it less expensive for them to buy or build plants in countries with relatively weak currencies. Japanese car manufacturers, for example, have taken advantage of the strong yen to build and increase their manufacturing capacity in Tennessee and in Taiwan.

By building plants and facilities abroad, companies can dampen the effects of currency fluctuations on their businesses. Indeed, this is one of the reasons companies become multinational. After all, if a U.S. manufacturer builds a factory in France to produce and sell its products there, it insulates itself to some extent from the risk that changes in the value of the U.S. dollar vis-a-vis the franc will impair its ability to compete in that country. Likewise, if a French manufacturer builds a factory in the United States to produce and sell its product to Americans, it insulates itself to some extent from the risk that changes in the value of the franc will impair its ability to compete in the United States.

In this way, many multinational corporations attempt to gain a "natural" hedge against changes in currency exchange rates. New Perspective Fund's portfolio is filled with companies that maintain subsidiaries and operations all over the world.

Some companies go a step further and hedge by, say, entering into forward currency contracts or purchasing put and call options, to protect themselves against changes in currency exchange rates. New Perspective Fund, for its part, can also use certain hedging techniques, but it seldom does so. One reason is that hedging entails costs that can impair returns. A more fundamental reason, however, has to do with the kinds of companies NPF invests in and where and how they do business. Because New Perspective Fund holds multinational corporations from all over the world, any change in currency exchange rates stands a good chance of helping some companies and hindering others. But a broadly diversified portfolio tends to reduce the effects of currency fluctuations over time.

[SIDE BAR]
A strong currency often forces companies to become more productive in order to compete in world markets.
[END SIDE BAR]

Finally, currency fluctuations can also influence interest rates and stock valuations in general. While it is true that a strong currency often tends to depress the earnings of companies in those countries -- particularly exporters and multinationals based there -- it also tends to allow the central banks in those countries to lower interest rates. And lower interest rates tend to stimulate both economic growth and stock prices.

What is the bottom line for NPF shareholders? It is simply this: Changes in currency exchange rates have multifaceted effects. Those effects make it particularly important for investors not to be overly concerned with short-term currency swings and, instead, maintain a long-term perspective.

[SIDE BAR]
One way companies get better control over the effect of fluctuations in currency values on their business is by building plants and facilities abroad. PepsiCo, by producing and selling its products in countries around the world, insulates itself to some extent from the risk that changes in currency exchange rates will impair its ability to compete in those countries.
[END SIDE BAR]

Photos courtesy Pepsi-Cola International (c) 1994.

NEW PERSPECTIVE FUND
Investment Portfolio, September 30, 1995
LARGEST INDUSTRY HOLDINGS
Telecommunications           7.63%
Health & Personal Care       6.51%
Broadcasting & Publishing    6.50%
Electrical & Electronics     5.13%
Energy Sources               4.92%
Other Industries            52.61%
Bonds & Cash Equivalents    16.70%

                                                             Shares or         Market             Percent

                                                             Principal         Value              of Net

Equity-Type Securities                                       Amount            (Millions)         Assets

-----------------------------------------                    ----------        ----------         ------

TELECOMMUNICATIONS-7.63%

Telecom Corp. of New Zealand Ltd.

 (New Zealand)                                               17,400,000        $67.863            1.05%

Telecom Corp. of New Zealand Ltd. /1/                        6,220,000         24.259

AirTouch Communications (USA) /2/                            2,732,000         83.667             .95

Vodafone Group PLC (American Depositary

 Receipts)(United Kingdom)                                   1,980,000         81.180             .92

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts) (Mexico)                     2,434,530         77.296             .88

Tele Danmark AS, Class B (Denmark)                           375,000           19.388

Tele Danmark AS, Class B (American                                                                .58

 Depositary Receipts)                                        1,233,700         31.922

AT&T Corp.(USA)                                              735,000           48.326             .55

Cable and Wireless PLC (United Kingdom)                      6,302,730         41.529

Cable and Wireless PLC (American                                                                  .51

 Depositary Receipts)                                        200,000           3.925

STET-Societa Finanziaria Telefonica p.a.,

 ordinary shares (Italy)                                     5,890,000         17.955             .38

STET-Societa Finanziaria Telefonica p.a.,

 nonconvertible savings shares                               7,000,000         16.283

MCI Communications Corp. (USA)                               1,225,000         31.927             .36

Telefonica de Argentina SA, Class B

 (American Depositary Receipts) (Argentina)                  1,332,000         31.802             .36

Koninklijke PTT Nederlanden NV

 (Netherlands)                                               869,500           30.729             .35

Telecomunicacoes Brasileiras SA, preferred

 nominative (Brazil)                                         556,439,000       26.540             .30

Telefonica de Espana, SA (Spain)                             1,500,000         20.661

Telefonica de Espana, SA (American                                                                .27

 Depositary Receipts)                                        76,000            3.145

Hong Kong Telecommunications Ltd. (Hong

 Kong)                                                       4,000,000         7.270

Hong Kong Telecommunications Ltd.                                                                 .17

 (American Depositary Receipts)                              420,000           7.665







HEALTH & PERSONAL CARE- 6.51%

AB Astra, Class A (Sweden)                                   2,000,000         71.688

AB Astra, Class A (American Depositary

 Receipts)                                                   155,000           5.556              1.99

AB Astra, Class B                                            2,800,000         98.546

Teva Pharmaceutical Industries Ltd.

 (American Depositary Receipts)(Israel)                      1,940,000         70.083             .79

Merck & Co., Inc. (USA)                                      1,030,000         57.680             .65

Pfizer Inc (USA)                                             1,000,000         53.375             .61

Sandoz Ltd. (Switzerland)                                    49,515            37.742             .43

Glaxo Holdings PLC (United Kingdom)                          563,264           6.892

Glaxo Holdings PLC (American Depositary                                                           .42

 Receipts)                                                   1,254,000         30.253

Johnson & Johnson (USA)                                      400,000           29.650             .34

AVON PRODUCTS, INC. (USA)                                    408,000           29.274             .33

Genentech, Inc. (USA) /2/                                    600,000           29.175             .33

Abbott Laboratories (USA)                                    400,000           17.050             .19

Roberts Pharmaceutical Corp. (USA) /2/                       450,000           10.575             .12

Bristol-Myers Squibb Co. (USA)                               140,000           10.202             .12

Bausch & Lomb Inc. (USA)                                     225,000           9.309              .11

BioChem Pharma Inc. (Canada) /2/                             123,000           3.905              .04

Chiron Corp. (USA) /2/                                       37,049            3.353              .04





BROADCASTING & PUBLISHING- 6.50%

News Corp. Ltd. (Australia)                                  3,910,001         21.771

News Corp. Ltd. (American Depositary

 Receipts)                                                   3,991,600         87.815             1.81

News Corp. Ltd., preferred shares                            1,963,771         9.733

News Corp. Ltd., preferred shares

 (American Depositary Receipts)                              1,995,800         39.666

Turner Broadcasting System, Inc., Class

 B (USA)                                                     3,512,300         96.588             1.10

Time Warner Inc. (USA)                                       1,772,000         70.437             .80

Viacom Inc., Class B (USA) /2/                               1,340,000         66.665             .76

Elsevier NV (Netherlands)                                    3,050,000         39.110             .44

Carlton Communications PLC (United

 Kingdom)                                                    1,956,000         32.045             .36

CANAL+ (France)                                              185,560           31.621             .36

Dow Jones & Co., Inc. (USA)                                  780,000           28.762             .33

Grupo Televisa, SA, Class L (American

 Depositary Receipts) (Mexico)                               825,000           16.500             .19

Pearson PLC (United Kingdom)                                 1,700,000         15.927             .18

Wolters Kluwer NV (Netherlands)                              162,516           14.933             .17







ELECTRICAL & ELECTRONICS- 5.13%

ASEA AB, Class A (Sweden)                                    115,000           11.529

ASEA AB, Class B                                             760,000           75.421

ASEA AB, Class B (American Depositary

 Receipts)                                                   450,000           44.944             2.13

BBC Brown Boveri Ltd, Class A

 (Switzerland)                                               47,957            55.621

Nokia Corp., Class A (Finland)                               480,000           33.713

Nokia Corp., Class A (American Depositary

 Receipts)                                                   968,000           67.518             1.52

Nokia Corp., Class K                                         460,000           32.309

Telefonaktiebolaget LM Ericsson, Class B

 (Sweden)                                                    2,519,600         62.147

Telefonaktiebolaget LM Ericsson, Class B,

rights, expire 10/27/95 /2/                                  2,519,600         2.944

Telefonaktiebolaget LM Ericsson, Class B                                                          1.08

 (American Depositary Receipts)                              1,200,000         29.400

Telefonaktiebolaget LM Ericsson, Class B

 (American Depositary Receipts), rights,

expire 10/26/95 /2/                                          1,200,000         1.382

Makita Corp. (Japan)                                         814,000           12.870             .15

General Electric Co. (USA)                                   200,000           12.750             .14

Hitachi, Ltd. (Japan)                                        900,000           9.788              .11







ENERGY SOURCES- 4.92%

Royal Dutch Petroleum Co. (New York

 Registered Shares) (Netherlands)                            613,000           75.246             .85

Anadarko Petroleum Corp. (USA)                               1,555,000         73.668             .84

TOTAL, Class B (France)                                      128,196           7.759

TOTAL, Class B (American Depositary                                                               .75

 Receipts)                                                   1,925,798         58.015

Unocal Corp. (USA)                                           1,550,000         44.175             .50

Repsol SA (Spain)                                            1,400,000         44.069             .50

Phillips Petroleum Co. (USA)                                 1,225,000         39.813             .45

NOVA Corp. of Alberta (Canada)                               4,500,000         35.633             .40

YPF SA, Class D (American Depositary

 Receipts) (Argentina)                                       1,200,000         21.600             .24

Broken Hill Proprietary Co. Ltd.

 (Australia)                                                 1,219,014         16.780             .19

British Petroleum Co. PLC (American

 Depositary Receipts) (United Kingdom)                       155,940           14.015             .16

Petrofina SA (Belgium)                                       12,600            3.907              .04







BEVERAGES & TOBACCO- 4.92%

Philip Morris Companies Inc. (USA)                           1,835,000         153.222            1.74

Seagram Co. Ltd. (Canada)                                    2,500,000         89.688             1.02

Heineken NV (Netherlands)                                    364,257           58.784             .67

LVMH MOET HENNESSY LOUIS VUITTON (FRANCE)                    220,000           41.511             .47

Guinness PLC (United Kingdom)                                3,700,000         30.191             .34

PepsiCo, Inc. (USA)                                          500,000           25.500             .29

Lion Nathan Ltd. (New Zealand)                               10,450,000        21.856             .25

American Brands, Inc. (USA)                                  300,000           12.675             .14







BANKING- 4.17%

Westpac Banking Corp. (Australia)                            16,326,389        66.113             .75

Citicorp (USA)                                               850,000           60.137             .68

BankAmerica Corp. (USA)                                      675,000           40.416             .46

Banco de Santander, SA (Spain)                               450,000           18.887

Banco de Santander, SA (American                                                                  .45

 Depositary Receipts)                                        500,000           20.812

Deutsche Bank AG (Germany)                                   751,410           35.785             .41

Svenska Handelsbanken Group (Sweden)                         1,400,000         24.233             .27

Republic New York Corp. (USA)                                370,000           21.645             .25

Sumitomo Bank, Ltd. (Japan)                                  895,000           17.305

Sumitomo Bank, Ltd., 3.125% convertible                                                           .24

 debentures 2004                                             $4,700,000        3.924

ABN AMRO Holding NV (Netherlands)                            418,240           17.319             .20

J.P. Morgan & Co. Inc. (USA)                                 142,100           10.995             .12

Istituto Mobiliare Italiano SpA

 (American Depositary Receipts) (Italy)                      520,000           9.490              .11

Chase Manhattan Bank, NA (USA)                               150,000           9.169              .10

Asahi Bank Ltd. (Japan)                                      670,000           7.287              .08

Bank of Montreal (Canada)                                    210,000           4.617              .05





CHEMICALS- 3.55%

Praxair, Inc. (USA)                                          2,579,300         68.996             .78

Georgia Gulf Corp. (USA)                                     1,975,000         68.138             .77

Ciba-Geigy Ltd. (Switzerland)                                69,000            55.344             .63

Sherwin-Williams Co. (USA)                                   775,000           27.125             .31

Valspar Corp. (USA)                                          554,100           21.194             .24

E.I. du Pont de Nemours and Co. (USA)                        240,000           16.500             .19

L'Air Liquide (France)                                       89,489            14.250             .16

Engelhard Corp. (USA)                                        413,100           10.482             .12

Solvay SA (Belgium)                                          16,600            8.839              .10

Sumitomo Chemical Co., Ltd. (Japan)                          1,730,000         7.544              .09

Bayer AG (Germany)                                           25,000            6.370              .07

BASF AG (Germany)                                            20,000            4.375              .05

Rhone-Poulenc SA (American Depositary

 Receipts) (France)                                          153,400           3.106              .04



MACHINERY & ENGINEERING- 3.40%

Mannesmann AG (Germany)                                      487,375           160.013            1.81

Caterpillar Inc. (USA)                                       1,960,000         111.475            1.26

Deere & Co. (USA)                                            260,000           21.158             .24

Parker Hannifin Corp. (USA)                                  200,000           7.600              .09







MULTI-INDUSTRY- 3.37%

Hutchison Whampoa Ltd. (Hong Kong)                           11,281,000        61.144             .69

Lend Lease Corp. Ltd. (Australia)                            3,889,796         54.837             .62

LTV Corp. (USA) /2/                                          3,000,000         42.000             .48

Hanson PLC (United Kingdom)                                  4,000,000         12.732

Hanson PLC (American Depositary                                                                   .46

 Receipts)                                                   1,730,000         28.113

Groupe Bruxelles Lambert SA (Belgium)                        182,000           24.188             .27

B.A.T Industries PLC (United Kingdom)                        2,711,122         22.556             .26

Swire Pacific Ltd., Class A (Hong Kong)                      1,930,000         15.292             .17

Incentive AB, Class A (Sweden)                               80,000            3.820

Incentive AB, Class B                                        165,000           7.925              .13

CITIC Pacific Ltd. (Hong Kong)                               3,600,000         10.874             .12

Canadian Pacific Ltd. (Canada)                               625,000           10.000             .11

Pacific Dunlop Ltd. (Australia)                              2,000,000         4.986              .06



ELECTRONIC COMPONENTS- 3.34%

Advanced Micro Devices, Inc. (USA) /2/                       2,325,000         67.716             .77

Micron Technology, Inc. (USA)                                605,000           48.098             .55

Intel Corp. (USA)                                            785,000           47.198             .54

Motorola, Inc. (USA)                                         600,000           45.825             .52

Analog Devices, Inc. (USA) /2/                               855,000           29.604             .34

SGS-THOMSON MICROELECTRONICS NV (NEW

 YORK REGISTERED SHARES) NETHERLANDS /2/                     565,000           27.473             .31

Seagate Technology (USA) /2/                                 650,000           27.381             .31





AUTOMOBILES- 2.98%

Ford Motor Co., Class A (USA)                                2,700,000         84.038             .95

Toyota Motor Corp. (Japan)                                   2,705,000         51.485             .58

Renault V.I. SA (France)                                     1,597,700         47.053             .53

Bayerische Motoren Werke AG (Germany)                        70,909            38.867

Bayerische Motoren Werke AG, preferred                                                            .53

 shares                                                      20,318            7.865

Daimler-Benz AG (Germany)                                    19,800            9.758

Daimler-Benz AG (American Depositary                                                              .17

 Receipts)                                                   110,000           5.459

General Motors Corp. (USA)                                   230,000           10.781             .12

Suzuki Motor Corp. (Japan)                                   800,000           8.620              .10





RECREATION & OTHER CONSUMER PRODUCTS-

 2.79%

THORN EMI PLC (United Kingdom)                               3,311,553         77.140             .87

PolyGram NV (New York Registered Shares)

 (Netherlands)                                               1,109,800         72.414             .82

Duracell International Inc. (USA)                            925,000           41.509             .47

Mattel, Inc. (USA)                                           1,200,000         35.250             .40

Eastman Kodak Co. (USA)                                      175,000           10.369             .12

Hasbro, Inc. (USA)                                           301,800           9.394              .11









FOOD & HOUSEHOLD PRODUCTS- 2.64%

Reckitt & Colman PLC (United Kingdom)                        6,975,000         72.542             .82

Nestle SA (Switzerland)                                      68,782            70.480             .80

GROUPE DANONE (FRANCE)                                       250,000           40.418             .46

Colgate-Palmolive Co. (USA)                                  400,000           26.650             .30

Unilever NV (Netherlands)                                    175,000           22.768             .26





INSURANCE- 1.74%

Internationale Nederlanden Groep NV

 (Netherlands)                                               1,268,486         73.711             .84

American International Group, Inc. (USA)                     516,562           43.908             .50

Munchener Ruckversicherungs-Gesellschaft

 (Germany)                                                   6,213             12.657

Munchener Ruckversicherungs-Gesellschaft,                                                         .20

 registered shares                                           3,000             5.422

CKAG Colonia Konzern (Germany)                               19,400            15.889

CKAG Colonia Konzern, preferred shares                       1,385             .824               .19

Yasuda Fire and Marine Insurance Co.,

 Ltd. (Japan)                                                200,000           1.289              .01





MERCHANDISING- 1.64%

Wal-Mart Stores, Inc. (USA)                                  2,300,000         57.212             .65

Ito-Yokado Co., Ltd. (Japan)                                 610,000           33.664             .38

Toys 'R' Us, Inc. (USA) /2/                                  1,100,000         29.700             .34

WHSmith Group PLC, Class A (United

 Kingdom)                                                    1,827,500         10.641             .12

Coles Myer Ltd. (Australia)                                  3,098,250         9.948              .11

Cifra, SA de CV, Class C (Mexico)                            2,854,800         3.314              .04



                                                                               .

DATA PROCESSING & REPRODUCTION- 1.50%

Sybase, Inc. (USA) /2/                                       1,613,800         51.843             .59

International Business Machines Corp.

 (USA)                                                       277,000           26.142             .30

Oracle Corp. (USA)/2/

 (formerly Oracle Systems Corp.)                             540,000           20.723             .24

Adobe Systems Inc. (USA)                                     175,000           9.056              .10

Apple Computer, Inc. (USA)                                   226,850           8.450              .10

Cisco Systems, Inc. (USA) /2/                                100,000           6.900              .08

Tandem Computers Inc. (USA) /2/                              340,000           4.165              .05

Novell, Inc. (USA) /2/                                       200,000           3.650              .04





LEISURE & TOURISM- 1.41%

Carnival Cruise Lines, Inc. (USA)                            2,000,000         48.000             .54

Walt Disney Co. (USA)                                        670,000           38.441             .44

Forte PLC (United Kingdom)                                   3,465,700         13.517             .15

Euro Disney SCA (France)                                     3,870,000         12.459

Euro Disney SCA, warrants, expire 2004 /2/                   1,028,142         0.457              .15

McDonald's Corp. (USA)                                       300,000           11.475             .13





INDUSTRIAL COMPONENTS- 1.33%

Compagnie Generale des Etablissements

 Michelin, Class B (France)                                  1,100,000         48.236             .55

Goodyear Tire & Rubber Co. (USA)                             1,120,000         44.100             .50

AB SKF, Class B (Sweden)                                     550,000           12.138             .14

Rockwell International Corp. (USA)                           170,000           8.033              .09

Orbital Engine Corp. Ltd. (American

 Depositary Receipts) (Australia) /2/                        466,133           4.020              .05





FOREST PRODUCTS & PAPER- 1.30%

Kymmene Corp.  (Finland)                                     995,000           30.749             .35

LOUISIANA-PACIFIC CORP. (USA)                                900,000           21.713             .25

Jefferson Smurfit Corp. (USA) /2/                            1,255,700         19.149             .22

Weyerhaeuser Co. (USA)                                       300,000           13.688             .16

ITT Rayonier Inc. (USA)                                      325,000           12.716             .14

International Paper Co. (USA)                                200,000           8.400              .10

Carter Holt Harvey Ltd. (New Zealand)                        3,100,000         7.218              .08





AEROSPACE & MILITARY TECHNOLOGY- 1.09%

Bombardier Inc., Class B (Canada)                            5,400,000         63.385             .72

Boeing Co. (USA)                                             250,000           17.063             .19

United Technologies Corp. (USA)                              160,000           14.140             .16

Litton Industries, Inc. (USA) /2/                            40,000            1.740              .02







METALS: NONFERROUS- 0.98%

Western Mining Corp. Holdings Ltd.

 (Australia)                                                 6,037,151         39.499             .45

Alcan Aluminium Ltd. (Canada)                                700,000           22.663             .26

Alumax Inc. (USA) /2/                                        426,000           14.378             .16

Teck Corp., Class B (Canada)                                 479,000           9.549              .11





METALS: STEEL- 0.87%

Companhia Vale do Rio Doce, ordinary

 nominative (Brazil)                                         4,800,000         1.169

Companhia Vale do Rio Doce, preferred                                                             .24

 nominative                                                  123,780,000       20.719

Armco Inc. (USA) /2/                                         3,000,000         19.500

Armco Inc., convertible preferred                            20,000            1.035              .23

USINOR SACILOR (FRANCE) /2/                                  1,000,000         17.782             .20

Ugine SA (France)                                            130,502           8.402              .10

Thyssen AG (Germany) /2/                                     25,000            4.839              .05

Koninklijke Nederlandsche Hoogovens en

 Staalfabrieken NV (Netherlands)                             100,000           3.991              .05





ENERGY EQUIPMENT- 0.85%

Schlumberger Ltd. (Netherlands Antilles)                     1,000,000         65.250             .74

Western Atlas Inc. (USA) /2/                                 200,000           9.475              .11





TRANSPORTATION: SHIPPING- 0.84%

NIPPON YUSEN KK (JAPAN)                                      6,600,000         39.015             .44

Bergesen d.y.AS, Class A (Norway)                            500,000           11.069

Bergesen d.y.AS, Class B                                     795,000           17.726             .33

Overseas Shipholding Group, Inc. (USA)                       300,000           5.962              .07



TRANSPORTATION: AIRLINES- 0.77%

Singapore Airlines Ltd. (Singapore)                          3,841,000         35.630             .40

British Airways PLC (United Kingdom)                         1,545,000         11.062

British Airways PLC (American Depositary                                                          .37

 Receipts)                                                   305,500           21.805





GOLD MINES- 0.77%

Placer Dome Inc. (Canada)                                    1,600,000         42.000             .48

BARRICK GOLD CORP. (CANADA)                                  1,000,000         25.875             .29





MISCELLANEOUS MATERIALS & COMMODITIES-

 0.76%

English China Clays PLC (United Kingdom)                     3,200,000         18.379             .21

Compagnie de Saint-Gobain (France)                           119,511           14.564             .16

Potash Corp. of Saskatchewan Inc.

 (Canada)                                                    200,000           12.450             .14

TRINOVA Corp. (USA)                                          250,000           8.438              .10

Cleveland-Cliffs Inc. (USA)                                  180,000           7.403              .08

Pilkington PLC (United Kingdom)                              2,000,000         6.275              .07





BUSINESS & PUBLIC SERVICES- 0.71%

WMX Technologies, Inc. (USA)                                 600,000           17.100             .19

Havas SA (France)                                            194,048           14.519             .16

Eurotunnel SA, units, comprised of one

 share of Eurotunnel SA ordinary and one

 share of Eurotunnel PLC ordinary

 (France) /2/                                                9,222,700         13.300             .15

Reuters Holdings PLC (American Depositary

 Receipts) (United Kingdom)                                  200,000           10.575             .12

Federal Express Corp. (USA) /2/                              100,000           8.300              .09





APPLIANCES & HOUSEHOLD DURABLES- 0.69%

Sony Corp. (Japan)                                           480,000           24.846             .28

AB Electrolux, Class B (Sweden)                              441,600           21.116             .24

Philips Electronics NV (Netherlands)                         300,000           14.637             .17







TRANSPORTATION: RAIL & ROAD-0.48%

CSX Corp. (USA)                                              500,000           42.062             .48





UTILITIES: ELECTRIC & GAS- 0.39%

Hongkong Electric Holdings Ltd.

 (Hong Kong)                                                 5,213,500         17.433             .20

VEBA AG (Germany)                                            340,450           13.516             .15

Hong Kong and China Gas Co. Ltd. (Hong

 Kong)                                                       2,401,800         3.868              .04





REAL ESTATE- 0.35%

Cheung Kong (Holdings) Ltd. (Hong Kong)                      3,500,000         19.061             .22

Sun Hung Kai Properties Ltd. (Hong Kong)                     840,000           6.818              .08

Hysan Development Co. Ltd. (Hong Kong)                       1,960,000         4.703              .05





ELECTRONIC INSTRUMENTS- 0.18%

Scitex Corp. Ltd. (Israel)                                   835,000           15.761             .18







BUILDING MATERIALS & COMPONENTS- 0.02%

CEMEX, SA, Class A (Mexico)                                  400,125           1.535              .02





MISCELLANEOUS- 0.00%

Other equity-type securities in initial

 period of acquisition                                                         244.893            2.78

                                                                               ----------         ------





TOTAL EQUITY-TYPE SECURITIES

 (cost:$5,236.241 million)                                                     7,344.813          83.30

                                                                               ----------         ------



                                                             Principal

                                                             Amount

Bonds                                                        (Millions)

---------------------------------------                      ----------



FRENCH GOVERNMENT- 0.04%

France O.A.T. 9.50% June 1998                                FF17.000          3.712              .04

                                                                               ----------         ------





TOTAL BONDS (cost: $2.657 million)                                             3.712              .04

                                                                               ----------         ------



TOTAL INVESTMENT SECURITIES (cost:

 $5,238.898 million)                                                           7,348.525          83.34

                                                                               ----------         ------



Short-Term Securities

------------------------------------------



CORPORATE SHORT-TERM NOTES- 13.32%

General Electric Capital Corp.

 5.64%-5.71% due 11/2-12/4/95                                $87.060           86.498             .98

Glaxo Wellcome plc 5.71%-5.74%

 due 10/17-11/13/95                                          79.000            78.701             .89

J.C. Penney Funding Corp. 5.69%-5.72%

 due 10/6-11/9/95                                            77.500            77.226             .88

Commerzbank U.S. Finance Inc. 5.69%-5.72%

 due 10/16-11/15/95                                          70.300            70.035             .79

AT&T Corp. 5.64%-5.69% due 10/2-10/27/95                     69.150            68.965             .78

Ford Credit Europe PLC 5.69%-5.72%

 due 10/12-11/16/95                                          68.700            68.439             .78

Eli Lilly and Co. 5.70%-6.50%

 due 10/2-12/7/95                                            64.650            64.351             .73

National Australia Funding (Delaware)

 Inc. 5.64%-5.73% due 10/18-11/29/95                         63.300            62.860             .71

American Express Credit Corp. 5.70%-5.73%

 due 10/19-11/9/95                                           60.500            60.169             .68

PepsiCo, Inc. 5.70% due 10/13-10/30/95                       49.500            49.343             .56

E.I. du Pont de Nemours and Co. 5.69%-5.70%

 due 10/17-10/24/95                                          48.000            47.846             .54

Central and South West Corp. 5.72%-5.73%

 due 10/10-11/8/95                                           47.900            47.678             .54

Commonwealth Bank of Australia 5.63%-5.65%

 due 11/21-11/30/95                                          45.000            44.585             .51

Daimler-Benz North America Corp.

 5.71%-5.73% due 10/4-10/19/95                               41.800            41.733             .47

Chevron Oil Finance Co. 5.70%-5.74%

 due 10/12-11/7/95                                           39.200            39.050             .44

Mobil Australia Finance Co., Inc.

 5.68%-5.69% due 10/3-10/26/95                               34.710            34.639             .39

Siemens Corp. 5.65%-5.72%

 due 10/18-11/21/95                                          30.600            30.409             .35

Toyota Motor Credit Corp. 5.64%-5.67%

 due 10/5-11/17/95                                           28.500            28.378             .32

ABN AMRO North America Finance Inc.

 5.65%-5.72% due 10/2-11/14/95                               26.000            25.891             .29

Exxon Imperial U.S. Inc. 5.70% due 10/23/95                  24.600            24.510             .28

Canada Bills 5.55%-5.62% due 11/1-12/6/95                    23.900            23.671             .27

Coca-Cola Co. 5.62%-5.70%

 due 10/12-11/17/95                                          23.500            23.372             .27

Halifax Building Society 5.68% due 10/31/95                  22.700            22.588             .26

Ford Motor Credit Co. 5.70% due 10/19/95                     20.000            19.939             .23

Abbey National North America 5.67%

 due 11/9/95                                                 18.500            18.382             .21

Barclays Bank of Canada 5.70%

 due 10/10/95                                                15.000            14.976             .17









CERTIFICATES OF DEPOSIT-2.04%



Canadian Imperial Bank of Commerce

5.73%-5.78% due 10/24-11/27/95                               65,000            64.998             .74

ABN AMRO Bank NV 5.75%-5.78%

 due 10/23-11/1/95                                           45,000            45.000             .51

Societe Generale 5.74% due 11/15-12/5/95                     45,000            44.996             .51

Abbey National Treasury Services PLC

 Eurocertificate 5.75% due 10/25/95                          15,000            14.999             .17

ABN-AMRO Bank NV Eurocertificate 5.76%

 due 10/25/95                                                10,000            10.000             .11



FEDERAL AGENCY DISCOUNT NOTES- 1.17%

Federal Home Loan Mortgage Corp.

 5.61%-5.62% due 11/6-11/10/95                               88.479            87.930             1.00

Federal National Mortgage Assn.

 5.61% due 11/3/95                                           15.000            14.922             .17

                                                                               ----------         ------



NON-U.S. GOVERNMENT SHORT-TERM NOTES- 0.17%

Netherlands 6.50% 4/15/96                                    NLG23.000         14.560             .17

                                                                               ----------         ------

TOTAL SHORT-TERM SECURITIES

 (cost: $1,467.468 million)                                                    1,471.639          16.70

Excess of payables over cash and

 receivables                                                                   3.164              .04

                                                                               ----------         ------



TOTAL SHORT-TERM SECURITIES AND NET CASH                                       1,468.475          16.66

                                                                               ----------         ------



NET ASSETS                                                                     $8,817.000         100.00%

                                                                               ==========         ======




/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. /2/ Non-income-producing securities
See Notes to Financial Statements

EQUITY-TYPE SECURITIES
APPEARING IN THE PORTFOLIO
SINCE MARCH 31, 1995
Alumax
Avon Products
Barrick Gold
Bergesen d.y.
Carnival Cruise Lines
Carter Holt Harvey
Chase Manhattan Bank
Cisco Systems
Colgate-Palmolive
Dow Jones & Co.
Duracell International
Georgia Gulf
Groupe Danone
Hitachi
Johnson & Johnson
Kymmene
Louisiana-Pacific
LTV
LVMH Moet Hennessy Louis Vuitton
Mattel
Nippon Yusen
Petrofina
SGS-THOMSON Microelectronics
Sybase
Telecommunicacoes Brasileiras
Telefonica de Argentina
Toys "R" Us
TRINOVA
Unocal
Usinor Sacilor
Viacom
Wal-Mart Stores
Weyerhaeuser
YPF

EQUITY-TYPE SECURITIES
ELIMINATED FROM THE PORTFOLIO
SINCE MARCH 31, 1995
Amoco
AMR
Banco Bilbao Vizcaya
BCE
China Light & Power
Fletcher Challenge
Imperial Oil
Lotus Development
Microsoft
Swiss Bank Corp.
Timken
Tokio Marine and Fire Insurance
TransCanada PipeLines
Volkswagen
Whirlpool

New Perspective Fund
Financial Statements

Statement of Assets and Liabilities                                                (dollars in

at September 30, 1995                                                              millions)

-------------------------------------                      ----------              -----------

Assets:

Investment securities at market

(cost: $5,238.898)                                                                 $7,348.525

Short-term securities

(cost: $1,467.468)                                                                 1,471.639

Cash                                                                               1.408

Receivables for-

Sales of investments                                       $5.872

Sales of fund's shares                                     22.013

Forward currency contracts                                 2.551

Dividends and accrued interest                             17.507                  47.943

                                                           ----------              -----------

                                                                                   8,869.515

Liabilities:

Payables for-

Purchases of investments                                   43.383

Repurchases of fund's shares                               3.984

Management services                                        3.117

Accrued expenses                                           2.031                   52.515

                                                           ----------              -----------

Net Assets at September 30, 1995-

Equivalent to $16.98 per share on

519,110,229 shares of $1 par value

capital stock outstanding (authorized

capital stock--600,000,000 shares)                                                 $8,817.000

                                                                                   ===========



Statement of Operations                                                            (dollars in

for the year ended September 30, 1995                                              millions)



-------------------------------------                      ----------              -----------

Investment Income:

Income:

Dividends                                                  $   128.996

Interest                                                   87.691                  $ 216.687

                                                           ----------

Expenses:

Management services fee                                    32.015

Distribution expenses                                      15.602

Transfer agent fee                                         7.497

Reports to shareholders                                    .801

Registration statement and prospectus                      .778

Postage, stationery and supplies                           1.211

Directors' and Advisory Board fees                         .281


Auditing and legal fees                                    .073

Custodian fee                                              2.384

Taxes other than federal

income tax                                                 .103

Other expenses                                             .042                    60.787

                                                           ----------              -----------

Net investment income                                                              155.900

                                                                                   -----------

Realized Gain and Unrealized

Appreciation on Investments:

Net realized gain                                                                  308.729

Net increase in unrealized

appreciation on investments                                840.974

Net unrealized appreciation on

open forward currency contracts                            2.551                   843.525

                                                           ----------              -----------

Net realized gain and unrealized appreciation

on investments                                                                     1,152.254

                                                                                   -----------

Net Increase in Net Assets Resulting

from Operations                                                                    $1,308.154

                                                                                   ===========







-------------------------------------                      ----------              -----------

Statement of Changes in Net Assets                         (dollars in

                                                           millions)

                                                           Year ended

                                                           September 30

                                                           1995                    1994

-------------------------------------                      ----------              -----------

Operations:

Net investment income                                      $155.900                $80.563

Net realized gain on investments                           308.729                 329.640

Net unrealized appreciation

on investments                                             843.525                 178.640

                                                           ----------              -----------

Net increase in net assets

resulting from operations                                  1,308.154               588.843

                                                           ----------              -----------



Dividends and Distributions Paid to

Shareholders:

Dividends from net investment income                       (105.752)               (59.900)

Distributions from net realized gain on

investments                                                (355.971)               (128.427)

                                                           ----------              -----------

Total dividends and distributions                          (461.723)               (188.327)

                                                           ----------              -----------



Capital Share Transactions:

Proceeds from shares sold: 136,794,997

and 119,000,193 shares, respectively                       2,129.286               1,798.198

Proceeds from shares issued in reinvestment

of net investment income dividends and

distributions of net realized gain on

investments: 30,235,980 and 11,574,470 shares,

respectively                                               432.534                 169.717

Cost of shares repurchased: 55,659,438

and 33,593,016 shares, respectively                        (869.751)               (506.668)

                                                           ----------              -----------



Net increase in net assets resulting from

capital share transactions                                 1,692.069               1,461.247

                                                           ----------              -----------



Total Increase in Net Assets                               2,538.500               1,861.763



Net Assets:

Beginning of year                                          6,278.500               4,416.737

                                                           ----------              -----------

End of year (including undistributed

net investment income: $96.071

and $45.923, respectively)                                 $8,817.000              $6,278.500

                                                           ==========              ===========


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Long-term and short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,384,000 includes $205,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $2,114,787,000, of which $2,280,553,000 related to appreciated
securities and $165,766,000 related to depreciated securities.     During the
year ended September 30, 1995, the fund realized, on a tax basis, a net capital gain of $306,883,000 on securities transactions. Net gains related to non-U.S. currency transactions of $4,685,000 were treated as ordinary income for federal income tax purposes. The capital gain distribution paid in December 1994 includes $1,267,000 of realized non-U.S. currency gains. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $6,705,378,000 at September 30, 1995.

3. The fee of $32,015,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $15,602,000. As of September 30, 1995, accrued and unpaid distribution expenses were $1,442,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $7,497,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $8,330,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $150,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated undistributed net realized gain on investments was $272,771,000 and paid-in capital was $5,809,281,000.

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,511,035,000 and $1,322,647,000, respectively, during the year ended September 30, 1995.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1995, such non-U.S. taxes were $13,148,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $2,154,000 for the year ended September 30, 1995.

 The fund purchases forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund's use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded at market value and reflect the extent of the fund's involvement in these financial instruments. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At September 30, 1995, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency Sale Contracts

                               Contract Amount                             U.S. Valuation at 9/30/95

                                                                                                Unrealized

                           Non-U.S.                   U.S.                Amount                Appreciation



Japanese Yen

 expiring 1/22/96          Yen 1,900,000,000          $22,023,879         $19,472,612           $2,551,267


--------
Per-Share Data and Ratios

                                              Year ended

                                              September

                                              30

                                              1995            1994         1993         1992           1991

                                              ------          ------       ------       -------        -------



Net Asset Value, Beginning of Year            $15.40          $14.21       $12.25       $11.77         $10.16

                                              ------          ------       ------       -------        -------

 Income from Investment Operations:

  Net investment income                       .31             .22          .17          .21            .29

   Net realized and unrealized gain

   on investments                             2.35            1.54         2.04         .71            2.05

                                              ------          ------       ------       -------        -------

   Total income from

 investment operations                        2.66            1.76         2.21         .92            2.34

                                              ------          ------       ------       -------        -------

 Less Distributions:

  Dividends from net

 investment income                            (.237)          (.173)       (.178)       (.24)          (.30)

  Dividends from net realized

 non-U.S. currency gains (1)                  (.003)          (.027)       (.022)       -              -

  Distributions from net

 realized gains                               (.840)          (.370)       (.050)       (.20)          (.43)

                                              ------          ------       ------       -------        -------

   Total distributions                        (1.08)          (.57)        (.25)        (.44)          (.73)

                                              ------          ------       ------       -------        -------

Net Asset Value, End of Year                  $16.98          $15.40       $14.21       $12.25         $11.77

                                              ======                       ======       =======        =======



Total Return(2)                               18.63%          12.61%       18.34%       8.04%          23.86%





Ratios/Supplemental Data:

  Net assets, end of

 year (in millions)                           $8,817          $6,279       $4,417       $3,082         $2,213

  Ratio of expenses to average

 net assets                                   .83%            .84%         .87%         .85%           .86%

  Ratio of net income to

 average net assets                           2.12%           1.48%        1.40%        1.82%          2.80%

  Portfolio turnover rate                     22.40%          25.33%       15.02%       6.43%          8.16%








(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

(2) This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California
October 27, 1995

1995 Tax Information (Unaudited)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                     Dividends and Distributions per Share

                                              Dividends and Distributions per Share


To Shareholders        Payment Date           Dividends from      From Net Realized       From Net Realized
of Record                                     Net Investment      Short-Term Gains        Long-Term Gains
                                              Income

December 16, 1994      December 19, 1994      $0.16               -                       $0.84

June 2, 1995           June 5, 1995           $0.08               -                       -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1995 is $0.02936 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV AND OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Board of Directors

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
former Senior Vice President,
Planning and Development, McGraw-Hill, Inc.

DAVID I. FISHER, Los Angeles, California
Chairman of the Board,
The Capital Group Companies, Inc.

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
President, Greenway Associates, Inc.
(management consulting services);
former Chairman, Australian Tourist Commission

KOICHI ITOH, Tokyo, Japan
Managing Partner, VENCA Management
(venture capital)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Vice Chairman of the Board and
Chairman of the Executive Committee,
Capital Research and Management Company

JOHN G. McDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

JAMES W. RATZLAFF, San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.
Other Officers

GINA H. DESPRES,  Washington, D.C.
President of the fund
Vice President,
Capital Research and Management Company

WILLIAM R. GRIMSLEY, San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

THIERRY VANDEVENTER, Geneva, Switzerland
Senior Vice President of the fund
Chairman of the Board, Capital Research Company

GREGG E. IRELAND, Washington, D.C.
Vice President of the fund
Vice President,
Capital Research and Management Company

CATHERINE M.  WARD, Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research and Management Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President -- Fund Business
Management Group,
Capital Research and Management Company

STEVEN N. KEARSLEY, Brea, California
Treasurer of the fund
Vice President and Treasurer,
Capital Research and Management Company

MARY C. CREMIN, Brea, California
Assistant Treasurer of the fund
Senior Vice President -- Fund Business
Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President -- Fund Business
Management Group,
Capital Research and Management Company
Members of the Advisory Board

YOICHI FUNABASHI, PH.D.,
Washington, D.C.
Washington, D.C. Bureau Chief and Diplomatic Correspondent of the Asahi Shimbun

JEAN GANDOIS, Paris, France
President, Conseil National du Patronat Francais;
former Chairman of the Board of
Cockerill-Sambre; former Chairman and
Chief Executive Officer, Pechiney, and former Chairman, Pechiney International

CLAUDIO X. GONZALEZ LAPORTE,
Mexico, DF, Mexico
Chairman of the Board and Chief Executive Officer, Kimberly-Clark de Mexico, SA de CV

JUNICHI HATTORI, Tokyo, Japan
Senior Managing Director -- Information Devices & Systems Division, Seiko Instruments, Inc.

PETER C. HOBBINS, Zug, Switzerland
Counselor and former Member Executive Group, Corange Ltd.

SIR PETER F. HOLMES, London, England
Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell
Group of Companies

BARON GUALTHERUS KRAIJENHOFF,
Nijmegen, Netherlands
Chairman of the Supervisory Council, Akzo NV

THE HONOURABLE JOHN L. NICHOL,
Vancouver, Canada
President, Springfield Investment Co., Ltd.;
former President of Canada's Liberal Party

BRIAN NICHOLSON, London, England
Chairman of the Board, Advertising Standards Board of Finance Ltd.; former Executive Chairman,
Marlar International Ltd.; former Joint Managing Director, The Observer

ALLEN E. PUCKETT, Los Angeles, California
Chairman Emeritus, Hughes Aircraft Company

ROZANNE L. RIDGWAY,  Washington, D.C.
President, Atlantic Council of the United States

HAROLD M. WILLIAMS, Los Angeles, California
President and Chief Executive Officer, J. Paul Getty Trust; former Chairman, U.S. Securities and Exchange Commission

[SIDE BAR]
We note with sadness the death on April 23 of Carl A. Gerstacker, a colleague and friend who served as a member of the Advisory Board of New Perspective Fund since 1979. His wise counsel will be greatly missed.
Charles P. Neidig retired from the Board of Directors effective March 31, 1995. He had been a member of the Board since September 1977. The Directors thank him for his valuable contributions to the fund.
Donald E. Petersen, a member of the Advisory Board since 1990, was elected a Director effective April 1, 1995.
Yoichi Funabashi, Ph.D., was elected to the Advisory Board effective October 1, 1995.
[END SIDE BAR]

Offices of the fund and of the
investment adviser, Capital Research
and Management Company

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

Transfer agent for shareholder accounts
American Funds Service Company

P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets

The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel

O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899

Independent accountants

Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
Litho in USA  AGD/L/2750
Lit. No. NPF-011-1195
[The American Funds Group(R)]